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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the use in this Registration Statement of Getty Images, Inc. on Form S-4 of our report dated August 12, 1997 (September 16, 1997, as to Note
1) appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                          Deloitte & Touche, LLP
                                          Independent Auditors

Seattle, Washington
October 24, 1997